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                                                                    EXHIBIT 1.5




                                ARTHUR ANDERSEN LLP



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-52637 for Hartford Life and Annuity Insurance Company Separate Account Five on Form S-6.



                                                      /s/ Arthur Andersen LLP

Hartford, Connecticut
April 12, 1999